UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2015 (February 9, 2015)

(Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222 (Address of principal executive offices) (Zip Code)

(502) 636-4400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2015, the Compensation Committee of the Board of Directors (the “Board”) of Churchill Downs Incorporated (the “Company”) approved restricted common stock awards under the Churchill Downs Incorporated 2007 Omnibus Stock Incentive Plan (the “Plan”) to Robert L. Evans, William C. Carstanjen, William E. Mudd, and Alan K. Tse.

The Compensation Committee granted restricted common stock awards to the Company’s current named executive officers, consistent with those limitations, as follows:

Name and Title		Grant Date Fair Value (2)

Robert L. Evans, Chairman	30,000	$2,882,100

William C. Carstanjen, Chief Executive Officer	32,500	$3,122,275

William E. Mudd, President and Chief Financial Officer	20,000	$1,921,400

Alan K. Tse, Executive Vice President and General Counsel	5,000	$480,350

Totals	87,500	$8,406,125

(1)
The award for Robert L. Evans vests in two installments of 15,000, on August 14, 2015 and August 14, 2016, respectively. The award for William C. Carstanjen vest in three installments, with 5,000 vesting on December 31, 2015, 7,500 vesting on December 31, 2016, and the remaining 20,000 vesting on December 31, 2017. The award for William E. Mudd vests in three installments, with 2,500 vesting on December 31, 2015, 2,500 vesting on December 31, 2016, and the remaining 15,000 vesting on December 31, 2017. The award for Alan K. Tse vests on December 31, 2017. All of the aforementioned awards are subject to the participant’s continued employment with the Company and subject to continued vesting upon the death or disability of the participant, for 18 months, or accelerated vesting of the entire award upon a change in control of the Company leading to the participant’s subsequent termination, other than for cause, within two (2) years following said change in control. The restricted stock awards are subject to other terms and conditions of the Plan and to the Form of Restricted Stock Agreement.

(2)	The fair value of the stock award was based on $96.07, the closing market price of the common stock on the grant date.

The awards were granted to Mr. Evans in connection with his service as Chairman of the Company, to Mr. Carstanjen in connection with his service as Chief Executive Officer, to Mr. Mudd in connection with his service as President and Chief Financial Officer, and to Mr. Tse in connection with his service as Executive Vice President and General Counsel of the Company.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Restricted Stock Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
February 12, 2015	/s/ Alan K. Tse___________________ By: Alan K. Tse Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

    Exhibit No.    Description

    10.1        Form of Restricted Stock Agreement.